Exh 99.1

Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
:
		:	Chapter 11
In re:	PUBLICARD, INC.,	:	Case No. 07-11517 (RDD)
:
Debtor		:
:
:
:

MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED
October 31, 2007

MONTHLY RECEIPTS:	$55

MONTHLY DISBURSEMENTS:	$18,519

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:	23-Nov-07	By:	/s/ Marc B. Ross

		Title:	Principal Financial Officer

Indicate if this is an amended statement by checking here        ☐

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For the Period Ending October 31, 2007
Accrual Basis

	Current
	Month	Case-To-Date
	October 31, 2007	October 31, 2007

Revenue	$-	$-

Operating Expenses
Direct Cost Of Revenue	-	-
Selling, General and Administrative	38,247	224,288
Depreciation Of Fixed Assets	96	576
Total Operating Expenses	38,343	224,864

Operating Gain/(Loss)	(38,343)	(224,864)

Other Expense/(Income)
Interest Expense	-	-
Loss/(Gain) On The Sale Of Assets	-	-
Interest Income	(55)	(768)

Income/(Loss) Before Reorganizational Items and Taxes	(38,288)	(224,096)

US Trustee Fees - Q3 2007	500	1,500
Reorganization Professional Fees (Estimated and Accrued) (1)	7,500	31,740
	8,000	33,240

Gain/(Loss) Before Income Taxes	(46,288)	(257,336)

Provision For Income Taxes	-	-

Net Income/(Loss)	(46,288)	(257,336)

Deficit Beginning of Period	(113,824,378)	(113,613,330)

Deficit End Of Period	$(113,870,666)	$(113,870,666)

(1)	Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
As of October 31, 2007

	October 31, 2007	September 30, 2007	May 17, 2007
	Balance Sheet	Balance Sheet	Balance Sheet
Current Assets

Cash	$26,920	$45,384	$39,723
Restricted Cash	-	-	-
Due From Related Parties	-	-	-
Accounts Receivable-Net	(268)	(268)	13,364
Inventory Net	-	-	-
Prepaid Other	-	-	-
Prepaid Insurance and Rent	5,925	13,048	43,272
Prepaid Professional	-	-	-
Prepaid Expenses	19,200	19,200	19,200
Total Current Assets	51,777	77,364	115,559

Property, Plant, & Equipment - Gross	14,404	14,404	14,404
Accumulated Depreciation	(10,662)	(10,566)	(10,088)
Property, Plant, & Equipment - Net	3,742	3,838	4,316
Intangibles - Gross	-	-	-
Accumulated Amortization	-	-	-

Intangibles - Net	-	-	-
Organizational Costs	-	-	-
Other - Non-Current	-	-	-

Total Assets	$55,519	$81,202	$119,875

Post-Petition Liabilities
Cash Overdrafts	$-	$-	$-
Accounts Payable	14,418	13,398	-
Accrued Payroll/Commission	12,877	8,292	-
Accrued Consulting	37,500	30,000	-
Due to Affiliates	71,915	71,915	-
Other Current Liabilities/Accrued Professional Fees	31,740	24,240	-
Total Post Petition Current Liabilities	168,450	147,845	-

Pre-Petition Liabilities
Cash Overdrafts	-	-	-
Accounts Payable	294,021	294,021	269,491
Deferred Revenues	-	-	-
Accrued Payroll/Commission	-	-	-
Obligations For Capital Leases Current	-	-	-
Other Current Liabilities	19,800	19,800	19,800
Total Pre- Petition Current Liabilities	313,821	313,821	289,291

Interest Payable	-	-	-
Other Long Term Liabilities	-	-	-
	-	-	-

Total Liabilities	482,271	461,666	289,291

Stockholders' Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized 465 shares issued and outstanding	2,325,000	2,325,000	2,325,000

Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902 shares outstanding	2,494,090	2,494,090	2,494,090

Additional paid-in capital	108,624,824	108,624,824	108,624,824
Accumulated deficit	(113,870,666)	(113,824,378)	(113,613,330)
Total Stockholders Deficit	(426,752)	(380,464)	(169,416)

Total Liabilities and Stockholders' Deficit	$55,519	$81,202	$119,875

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For the Period Ending October 31, 2007

	Current
	Month	Case-To-Date
	October 31, 2007	October 31, 2007
Net Income/(Loss)	$(46,288)	$(257,336)
(Less)/Add: Depreciation	96	576
(Less)/Add: Amortization

(Increase)/Decrease In Net Assets
Net Accounts Receivable	-	13,632
Net Inventory	-	-
Prepaid Rent
Prepaid & Other Expenses	7,123	37,345

Increase/(Decrease) In Liabilities
Bank Overdrafts	-	-
Accounts Payable	1,020	38,948
Deferred Revenues	-	-
Accrue Payroll/Commission	4,585	12,877
Accrued Consulting	7,500	37,500
Other Current Liabilities	7,500	31,740
Collection of insurance proceeds Due to Inactive Affiliates	-	71,915
Cash Provided by/(used in) operations	(18,464)	(12,803)

Capital Expenditures	-	-
Cash provided by/(used in) investing activities	-	-

Proceeds/(Repayments of) Debt	-	-
Proceeds received on behalf of Affiliates
Cash provided by (used in) financing activities	-	-

Change in cash	(18,464)	(12,803)
Cash Balance at the Beginning Of Period	45,384	39,723
Cash Balance at the End of the Period	$26,920	$26,920

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period Ending October 31, 2007
Month Ended
Disbursements	October 31, 2007
Checks Cut From Operating Account	$10,969
Wires From Operating Account	-
Payments To Professionals	-
Voided Checks	-
Benefits	-
Payroll, Consulting and Associated Taxes	7,500
Bank and Payroll fees	50
Taxes	-
Wires From Depository Account	-
Disbursements From Depository Account	-
Principal Repaments	-
Total Disbursements	$18,519

Receipts
Interest Income	$55
A/R Receipts	-
Insurance Settlements	-
Total Receipts	$55

Net Inflow/(Outflow)	$(18,464)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For the Period Ending October 31, 2007
Month Ended
Disbursements	October 31, 2007
Sarachek	7,500
Filing fees	898
Investor communications	870
Rent	7,781
Accounting fees - ordinary course	920
U.S. Trustee	500
Bank Fees	50
Total	$18,519

Wachovia
Bank Reconciliation

	Bank	Book
Account	Balance	Balance	Variance

2030000846371	$26,920	$26,920	$-

Checks Outstanding
Number	Payee	Amount

Total		$-

Deposits In Transit

Net Adjustments		$-

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For the Period Ending October 31, 2007
Accrual Basis

	Actual	Projected	Variance
	October 31, 2007	October 31, 2007	October 31, 2007

Revenue	$-	$-	$-

Operating Expenses
Wages, Consulting Fees and Payroll Taxes	19,485	12,258	(7,227	) (1)
Rent	3,510	3,750	240
Insurance Expense	7,965	7,965	-
Office Expenses	314	4,000	3,686
Pre-petition claims	-	-	-
Other Expenses	6,973	4,000	(2,973)
Depreciation Of Fixed Assets	96	96	(0)
Total Operating Expenses	38,343	32,069	(6,274)

Operating Gain/(Loss)	(38,343)	(32,069)	6,274

Other Expense/(Income)
Interest Expense	-	-	-
Loss/(Gain) On The Sale Of Assets	-	-	-
Claim Settlement	-	-	-
Insurance Settlements	-	-	-
Interest Income	(55)	-	55

Gain/(Loss) Before Reorganizational Items and Taxes	(38,288)	(32,069)	6,219

Reorganization Professional Fees (Estimated and Accrued)	7,500	6,000	(1,500)
U.S. Trustee Fees	500	-	-

Gain/(Loss) Before Income Taxes	(46,288)	(38,069)	(8,219)

Provision For Income Taxes	-	-	-

Net Income/(Loss)	$(46,288)	$(38,069)	$(8,219)

(1)	Mr. Sarachek's $7,500 per month deferred salary is included in this amount.

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For the Period Ending November 30, 2007
Accrual Basis

Projected
November 30, 2007

Revenue	$-

Operating Expenses
Wages and Payroll Taxes	19,600
Rent	4,000
Insurance Expense	10,000
Office Expenses	4,000
Other Expenses	4,000
Depreciation Of Fixed Assets	96
Total Operating Expenses	41,696

Operating Gain/(Loss)	(41,696)

Other Expense/(Income)
Interest Expense	-
Loss/(Gain) On The Sale Of Assets	-
Claim Settlement	-
Insurance Settlements	-
Interest Income	-

Income/(Loss) Before Reorganizational Items and Taxes	(41,696)

Reorganization Professional Fees (Estimated)	6,000

Income/(Loss) Before Income Taxes	(47,696)

Provision For Income Taxes	-

Net Income/(Loss)	$(47,696)